UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2008

NUSTAR ENERGY L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2330 N. Loop 1604 West San Antonio, Texas	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2008 NuStar Logistics, L.P. (the “NuStar Logistics”), NuStar Energy L.P. (“NuStar Energy”), NuStar Pipeline Operating Partnership L.P. (“NPOP” ), Riverwalk Logistics, L.P., NuStar GP, LLC, NuStar GP, Inc. and NuStar Pipeline Company, LLC (collectively, the “NuStar Parties”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., J.P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc., as joint book-running managers and representatives of the several underwriters named therein (the “Underwriters”), relating to the public offering by the NuStar Logistics of $350 million aggregate principal amount of 7.65% Senior Notes due 2018 (the “Notes”). The Notes are being guaranteed (together with the Notes, the “Securities”) on a full and unconditional basis by NuStar Energy and NPOP (the “Guarantors”). The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-143095), as supplemented by the Prospectus Supplement dated April 1, 2008 relating to the Securities, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated May 18, 2007, the “Prospectus Supplement”). Closing of the issuance and sale of the Notes is scheduled for April 4, 2008. Certain legal opinions related to the Notes are filed herewith as Exhibit 5.1 and Exhibit 8.1.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to approval of legal matters by counsel and other customary conditions. The Underwriters are obligated to purchase all the Notes if they purchase any of the Notes. The Underwriting Agreement contains customary representations, warranties and agreements by the NuStar Parties and customary conditions to closing. Additionally, the NuStar Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of these liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Prospectus Supplement provides that NuStar Logistics will use net proceeds from the offering to repay a portion of the outstanding principal balance under its revolving credit facility. Certain of the underwriters and their affiliates have performed, and may in the future perform, investment banking, commercial banking and advisory services for NuStar Logistics and its affiliates and has received, and may in the future receive, fees for these services.

The Notes are being issued under the Indenture, dated as of July 15, 2002 (the “Indenture”), among NuStar Logistics, NuStar Energy, as guarantor, and Wells Fargo Bank, National Association (as successor to The Bank of New York), as trustee, as supplemented by the Fourth Supplemental Indenture thereto (the “Supplemental Indenture”), between NuStar Logistics, NuStar Energy, as guarantor, NuStar Pipeline Operating Partnership L.P., as affiliate guarantor, and Wells Fargo Bank, National Association, as successor trustee, with respect to the Notes. The terms of the Notes and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of NuStar Logistics Debt Securities”. Such description does not purport to be complete and is qualified by reference to the Indenture and the Supplemental Indenture, which are filed as Exhibit 4.1 and Exhibit 4.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 1, 2008, by and among NuStar Logistics, L.P., NuStar Energy L.P., NuStar Pipeline Operating Partnership L.P., Riverwalk Logistics, L.P., NuStar GP, LLC, NuStar GP, Inc. and NuStar Pipeline Company, LLC and Barclays Capital Inc., J.P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc., as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of July 15, 2002 among NuStar Logistics, L.P., as issuer, NuStar Energy L.P., as guarantor, and Wells Fargo Bank, National Association (as successor to The Bank of New York), as trustee, relating to Senior Debt Securities (filed as Exhibit 4.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed July 15, 2002 (File No. 001-16417))

4.2	Form of Fourth Supplemental Indenture among NuStar Logistics L.P., as issuer, NuStar Energy L.P., as guarantor, NuStar Pipeline Operating Partnership L.P., as affiliate guarantor, and Wells Fargo Bank, National Association, as successor trustee.

4.3	Form of Notes (included in Exhibit 4.2 above).

5.1	Opinion of Andrews Kurth LLP.

8.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Opinion of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar Energy L.P.

	By:	Riverwalk Logistics, L.P
its general partner

	By:	NuStar GP, LLC, its general partner

Date: April 4, 2008	By:	/s/ Amy L. Perry
Amy L. Perry,
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 1, 2008, by and among NuStar Logistics, L.P., NuStar Energy L.P., NuStar Pipeline Operating Partnership L.P., Riverwalk Logistics, L.P., NuStar GP, LLC, NuStar GP, Inc. and NuStar Pipeline Company, LLC and Barclays Capital Inc., J.P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc., as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of July 15, 2002 among NuStar Logistics, L.P., as issuer, NuStar Energy L.P., as guarantor, and Wells Fargo Bank, National Association (as successor to The Bank of New York), as trustee, relating to Senior Debt Securities (filed as Exhibit 4.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed July 15, 2002 (File No. 001-16417)).

4.2	Form of Fourth Supplemental Indenture among NuStar Logistics L.P., as issuer, NuStar Energy L.P., as guarantor, NuStar Pipeline Operating Partnership L.P., as affiliate guarantor, and Wells Fargo Bank, National Association, as successor trustee.

4.3	Form of Notes (included in Exhibit 4.2 above).

5.1	Opinion of Andrews Kurth LLP.

8.1	Opinion of Andrews Kurth LLP.

23.1	Consent of Opinion of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1 hereto).